Confidentiality Agreement

     This agreement (the "Agreement") is made and entered into by and between Vista Vacations International, Inc., a Florida corporation (hereinafter together with its affiliates referred to as "Vista Vacations"), and Trevor Grafflin, ("Mr. Grafflin"), an individual hereinafter collectively referred to as the "Parties or generically as a "Party").

                                   Witnesseth:

     IN CONSIDERATION FOR BEING MADE PRIVY to confidential information and being introduced to the business contacts and business operations of Vista Vacations, the Party providing the information being hereinafter generically referred to as the "Provider" and the Party receiving the information being hereinafter referred to as the "Recipient"), the Parties hereby irrevocably agree not to disclose the confidential information and or trade secrets (

1.1      Confidentiality.

(a) Mr. Grafflin acknowledges that, in and as a result of his employment hereunder, he will be developing for Vista Vacation, making use of, acquiring and/or adding to, confidential information of special and unique nature and value relating to such matters as Vista Vacation 's trade secrets, systems, procedures, manuals, confidential reports, personnel resources, strategic and tactical plans, advisors, clients, investors and funders; consequently, as material inducement to the entry into this Agreement by Vista Vacation , Mr. Grafflin hereby covenants and agrees that he shall not, at anytime during or following the terms of his employment hereunder, directly or indirectly, personally use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to him as a result of his employment by Vista Vacation, or Vista Vacation's affiliates.

(b) In the event of a breach or threatened breach by Mr. Grafflin of any of the provisions of this Section 1.1 Vista Vacation, in addition to and not in limitation of any other rights, remedies or damages available to Vista Vacation, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by Mr. Grafflin, or by Mr. Grafflin's partners, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with him.

1.2      Special Remedies.

     In view of the irreparable harm and damage which would undoubtedly occur to Vista Vacation as a result of a breach by Mr. Grafflin of the covenants or agreements contained in this Article One, and in view of the lack of an adequate remedy at law to protect Vista Vacation 's interests, Mr. Grafflin hereby covenants and agrees that Vista Vacation shall have the following additional rights and remedies in the event of a breach hereof:

(a) Mr. Grafflin hereby consents to the issuance of a permanent injunction enjoining him from any violations of the covenants set forth in Section 1.1 hereof; and

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(b)  Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which Vista Vacation may sustain prior to the effective enforcement of such injunction, Mr. Grafflin hereby covenants and agrees to pay over to Vista Vacation , in the event he violates the covenants and agreements contained in Section 1.2 hereof, the greater of:

    (i) Any payment or compensation of any kind received by him because of such violation before the issuance of such injunction, or

    (ii) The sum of One Thousand ($1,000.00) Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by Vista Vacation as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to Vista Vacation for any breach of the covenants and agreements contained in this Article One, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect Vista Vacation from the injury caused by such breaches would be injunctive relief.

1.3      Cumulative Remedies.

     Mr. Grafflin hereby irrevocably agrees that the remedies described in
Section 1.2 hereof shall be in addition to, and not in limitation of, any of the rights or remedies to which Vista Vacation is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

1.4      Acknowledgment of Reasonableness.

     Mr. Grafflin hereby represents, warrants and acknowledges that he has carefully read and considered the provisions of this Article One and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of Vista Vacation, its officers, directors and other employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, Mr. Grafflin hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, Mr. Grafflin hereby covenants and agrees that if so modified, the covenants contained in this Article One shall be as fully enforceable as if they had been set forth herein directly by the Parties. In determining the nature of this limitation, Mr. Grafflin hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that this covenant not to compete be imposed and maintained to the greatest extent possible.

1.5      Unauthorized Acts.

     Mr. Grafflin hereby covenants and agrees that he will not do any act or incur any obligation on behalf of Vista Vacation of any kind whatsoever, except as authorized by its board of directors or by its stockholders pursuant to duly adopted stockholder action.

2.1      Duration.

     The obligation to keep Information confidential shall expire two years from the date of the disclosure.

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3.1      No Licenses Granted.

     The furnishing of any Information hereunder shall not be constructed as the granting of a licenses under any patent application as implying any obligation other than as specifically recited herein.

4.1      Governing Law & Venue.

(1) This Agreement shall be governed and constructed in accordance with laws of the State of Florida (other than its conflict of law provisions) and the United States of America.

(2) Venue for any proceedings arising hereunder shall be in _____ County, Florida.

5.1.     Attorney Fees.

     If any legal actions arise related to this Agreement, the prevailing Party shall be entitled to recover its court costs and reasonable attorney's fees.

6.1.     Notice.

(1) All notices, demands or other communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

(2)      To AmeriNet:

                            AmeriNet Group.com, Inc.
         2500 North Military Trail, Suite 225; Boca Raton, Florida 33487
                   Attention: Michael Harris Jordan, President
            Telephone (561) 998-3435, Fax (561) 998-3425; and, e-mail
                   webmaster@amerinetgroup.com; with a copy to

                                 General Counsel
                            AmeriNet Group.com, Inc.
                   1941 Southeast 51st Terrace; Ocala, Florida
            34471 Telephone (352) 694-6714, Fax (352) 694-9178; and,
                           e-mail, GRichardCh@aol.com

(3)      To Vista Vacations:

                       Vista Vacations International, Inc.
                   5653 NW 29th Street, Margate, Florida 33063
                       Attention: Teri E. Nadler President
                  Telephone (954) 975-0898, Fax (954) 957-8447;
                      and, web site: www.Terir@Flinet.com

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(4)      To Yankees:

                           The Yankee Companies, Inc.
         2500 North Military Trail, Suite 225; Boca Raton, Florida 33487
                   Attention: Leonard Miles Tucker, President
                  Telephone (561) 998-2025, Fax (561) 998-3425;
                       and, e-mail carrington@flinet.com;


 (5)     To Mr. Grafflin:

                                 Trevor Grafflin
                22940 C. Oxford Place, Boca Raton, Florida 334333
                                 Telephone (954)

         or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(2)      (a)   The  decision  by any  Party  not to use the  services  of  legal counsel in conjunction with this  transaction  shall be solely at their own risk, each Party acknowledging that applicable rules of the Florida  Bar  prevent  AmeriNet's  general  counsel,  who has
               reviewed,   approved  and  caused   modifications  on  behalf  of
               AmeriNet, from representing anyone other than AmeriNet in this transaction.

     IN WITNESS WHEREOF, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence

                                                           The Individual Signee

----------------------------
                                                        /s/ Trevor Grafflin
----------------------------                            ------------------------
                                                                      Signature

Dated:   March 10,  2000                                Trevor Grafflin
                                                        -----------------------
                                                                      Print name

                                             Vista Vacations International, Inc.

----------------------------

____________________________             By:      /s/ Teri E. Nadler
                                                  ______________________________
                                                       Teri E. Nadler, President

         (Corporate Seal)
                                           Attest: /a/ Alicia Torrealba
                                                  ______________________________
                                                    Alicia Torrealba, Secretary

Dated:   February 28, 2000

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